UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 9, 2017

Bookedbyus Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55513	26-1679929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

297 Kingsbury Grade Suite 100, Lake Tahoe NV 89449-4470

(Address of Principal Executive Offices) (Zip Code)

(323) 345-4587

(Registrant's telephone number, including area code)

4231 Dant Blvd., Reno - Nevada 89509

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Bookedbyus Inc. under Items 5.01 and 5.02 dated March 1, 2017. Amendment No. 1 is being filed to include the Form 10 Disclosure required under Item 2.01

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

Form 10 Disclosure

Business.

Bookedbyus Inc. is a development stage company, which was formed on December 27, 2007. We have commenced only limited operations, primarily focused on organizational matters. The Company has not yet implemented its business model has generated $31,502 in revenue since inception from a consulting projects unrelated to our planned business model and has incurred losses of $340,382.

On 1 January 2011, the Company entered into an agreement (the “License Agreement”) with Digital Programa Inc. The Company has licensed the Digital Programa System which is digital media management software which emphasizes a touch-optimized web framework for smart phones and tablets. The basic terms of the License Agreement are as follows:

1) Digital Programa Inc. has granted exclusive license to the Company to market and sell certain software systems, as defined in the License Agreement, which consists of eDrive and iDrive (the “System”), exclusively in Canada and the United States;

2) The Company issued 1,000,000 common shares of the Company, valued at $0.005 per share, to Digital Programa Inc. for initial, non-recurring, non-refundable license fee (Notes 6 and 8);

3) The Company is required to pay Ditgal Programa Inc. a 5% royalty on gross revenues for each month from the sales of the System software; and

4) The License Agreement shall remain in effect for a period of 10 years, commencing on 1 January 2011, and the Company has the option to renew the License Agreement for an additional 10 year term provided that the Company pay then current renewal fee, which shall be no greater than 10% of the then current license fee charged by Digital Programa Inc. for new licensees.

Digital Programa Inc. (“DP”) is a privately owned and controlled corporation located at Plaza 2000 Building, P.O. Box 0815-01117, 50th Street Panama, Republic of Panama. DP develops digital media management and workflow automation system software for the entertainment business. DP has developed an online digital collaboration management system that corporations who create and distribute rich media (photo, audio and video as well as other digital assets like documents), find, organize, securely share, distribute, store and view such rich media. The DP software solution is a group of web services that permits enterprises to upload, download, search, collaborate, notify, track usage and authenticate users to perform authorized transactions with digital media, all of which are easily logged and reported.

We intended to market two software applications developed by DP: “eDrive” and “iDrive”. eDrive is a web and email based rich media application that allows clients to push rich media marketing material to its customers with a fully integrated back end including business analytics. eDrive, allows companies to market their message or product directly to their customers.

The Company has not yet implemented its business model. We must raise cash to implement our strategy and stay in business. In the event we do not raise any proceeds, the Company’s existing cash will not be sufficient to fund the expenses related to maintaining a reporting status and to implement its planned business. Accordingly, the Company intends to implement a different business plan, a business that will sell 100% all natural hemp infused wellness treats for dogs, cats and horses.

Over the next twelve months, we plan to:

1.	Change the name of the Company to better align with our intended business

2.	Complete a licensing/distribution agreement with Solace Management Group Inc., a Canadian corporation

3.	File a registration statement on form S-1 to raise $3,000,000

4.	Launch our website and sell product online

5.	Pursue large U.S. pet food chain stores

2

Product Overview

Apawthecary Treats are wellness treats infused with our proprietary blend of plant-based ingredients. AMERICAN made with non-GMO human grade food ingredients. Our products are created to help maintain health and alleviate aches and pains from injury or old age.

Apawthecary is committed to researching and developing pet treat products using all natural ingredients. We source organic wherever we can. Our treats are for overall health benefits, from pain to calming. 200g bags, for pain and anxiety

Apawthecary Tinctures - Apawthecary Pet Tinctures higher concentrate of hemp terpenes per 30ml bottles. The concentrates come in Bacon flavour and Seafood flavouring Ingredients:

Hemp Terpenes, MCT Oil, Natural flavourings.

(no animal by products) For pain and anxiety.

Apawthecary’s - Wild Tails- Meal replacement bars: COMPLETE K9 MEAL BARS ON THE GO! Made with 100% grain-free, all natural, human grade ingredients. Convenient, healthy, premium products interchangeable with regular dog food. Four Flavours – Pumpkin, Peanut Butter, Bacon, Beef

3

Wrinkles by APAWTHECARY PETS All-natural organic face cream specially formulated to treat & prevent skin fold disease, infection & discomfort. For treating & preventing: Skin fold dermatitis, Yeast & bacterial infections, Redness, chaffing, inflammation, Crusty buildup, Sores, pimples, scabbing, Interdigital cysts, Itchy, flaky skin, hair loss, baldness, Unpleasant odor.

Hot Spot by APAWTHECARY PETS 100% all-natural organic salve specially formulated to treat “hot spots” Hotspots are essentially an immune-mediated response of the skin. They appear as red, moist, irritated, sometimes oozy skin lesions.

Nose Soother by APAWTHECARY PETS 100% all-natural organic salve specially formulated to treat Crusty and damaged noses. May heal crusty, dry, cracked, chapped, even bleeding dog noses. Our cream for dog’s noses is a synergistic, perfect blend of organic, vegan, nourishing, healing and moisturizing ingredients. Snout Soother can be applied to a dog’s nose to treat painful cracking and dryness as well as a preventative with its natural sunscreen elements.

Pet Paw Protection: 100% All Natural Organic Pet Paw Protection Wax. Prevent damage and paw conditions with Apawthecary’s Paw Protection. The paw protection comes in wax form and provides protection even in the most extreme conditions. Recommended for dogs who don't like boots on their feet!

HORSE TINCTURE: 100% All Natural Organic tincture for horses. Specifically formulated and flavored for horses. Apple cinnamon flavor in a 50ml bottle contains 250mg of hemp terpenes / medicine

VET-LINE- Our Vet-Line of tinctures have been specially formulated for use by and recommended by Veterinarians. This line of tinctures are higher in Hemp medicine than our regular tinctures and are only sold through Veterinarians. From 120mg to 2000mg dosages.

4

According to the American Pet Products1 Association, The USA pet industry has tripled in size since 1994 from annual revenues of $17 billion to over $60 billion today. This dramatic rise can be linked to three significant paradigm shifts:

1.	The awareness and acceptance of pets being a member of our family

2.	The increasing focus on product ‘premium’, wellness and quality of life in our society

3.	Rising awareness of food safety and security concerns related to continuing pet food recalls

Apawthecary Pet’s initial hemp-based treats and tinctures will compete in the ‘wellness pet treat or functional chew’ category. This market segment continues to grow as sophisticated ‘treat’ formulas provide functional health benefits and attract supplement consumers.

Apawthecary Pet’s products will be sold online, in pet stores and will be offered as an anti-inflammatory and anti-anxiety supplement, from the supplement and pet medication market who are seeking more natural - yet effective alternatives to pharmaceutical medicines.

Competition

Several companies have similar offerings to Apawthecary. To managements best of knowledge, none have combined the benefits of hemp into an all-in-one product offering to the dog, cat and equestrian markets to date. With Apawthecary’s proprietary process we can infuse any product from jerky to bones with our enriched formulas.

Popular competitive products include: Zuke's® ‘Hip-Action’ Hip and Joint Chews, Pet Naturals® ‘Calming’ Soft Moist Chews, Cloud Star® ‘Dynamo Dog’ Hip and Joint Treats, Blue Buffalo® ‘Jolly Joints’ Jerky Treats.

Hemp supplement products: There are four companies that we know of who are currently operating in this category. They are offering products in capsule and baked biscuit formats; Canna-PetTM ‘Canna-Biscuits’ and capsules, Canna-CompanionTM Hemp capsules, TreatiblesTM baked CBD dog biscuits and TruLeaf dog chews.

Risk Factors

If any of the following risks actually occur, our business, operating results and financial condition could be harmed and the value of our stock could go down. This means you could lose all or a part of your investment.

Auditor’s Going Concern

BECAUSE OUR AUDITORS HAVE ISSUED AN OPINION THAT THERE IS SUBSTANTIAL UNCERTAINTY ABOUT THE ABILITY OF BOOKEDBYUS INC. TO CONTINUE ITS OPERATIONS AS A GOING CONCERN, IT MAY BE DIFFICULT TO ATTRACT INVESTORS.

In their audit report dated December 2, 2016, as discussed in Note 1 to the financial statement, the Company has suffered recurring losses from its operations, which raises substantial doubt about its ability to continue as a going concern. We believe that if we do not raise additional capital within 12 months of the effective date of this registration statement, we may be required to reduce, suspend or cease the implementation of our planned business activities. Due to the fact that there is no minimum and no refunds on sold shares, you may be investing in company that will not have the funds necessary to fully develop its business strategies. As such we may have to cease operations and you could lose your entire investment. Because the Company has been issued an opinion by its auditors that substantial doubt exists as to whether it can continue as a going concern it may be difficult to attract investors.

__________

1 Source: American Pet Products Association’s U.S. Pet Industry Spending Figures & Future Outlook

5

Risks Related To Our Financial Condition

SINCE THE COMPANY ANTICIPATES OPERATING EXPENSES WILL INCREASE PRIOR TO EARNING REVENUE, WE MAY NEVER ACHIEVE PROFITABILITY.

Since inception on December 27, 2007, the company has earned $31,502 in revenues from consulting projects unrelated to our planned business model and has incurred losses of $322,008. The Company anticipates increases in its operating expenses, without realizing any revenues from its planned business model. There is no history upon which to base any assumption as to the likelihood that the Company will prove successful. We cannot provide investors with any assurance that our product will attract customers; generate any operating revenue from our planned business model or ever achieve profitable operations. If we are unable to address these risks, there is a high probability that our business can fail, which will result in the loss of your entire investment.

IF WE DO NOT OBTAIN ADEQUATE FINANCING, OUR BUSINESS WILL FAIL, RESULTING IN THE COMPLETE LOSS OF YOUR INVESTMENT.

If we are not successful in earning revenues once we have started our sales activities, we may require additional financing to sustain business operations. Currently, we do not have any arrangements for financing and can provide no assurance to investors that we will be able to obtain financing when required. Obtaining additional financing would be subject to a number of factors, including the Company’s ability to attract customers. These factors may have an effect on the timing, amount, terms or conditions of additional financing and make such additional financing unavailable to us. No assurance can be given that the Company will obtain access to capital markets in the future or that financing, adequate to satisfy the cash requirements of implementing our business strategies, will be available on acceptable terms. The inability of the Company to gain access to capital markets or obtain acceptable financing could have a material adverse effect upon the results of its operations and upon its financial conditions.

Risks Relating to our Company

WE ARE A DEVELOPMENT STAGE COMPANY WITH NO OPERATING HISTORY AND MAY NEVER BE ABLE TO CARRY OUT OUR BUSINESS PLAN OR ACHIEVE ANY REVENUES OR PROFITABILITY; INVESTORS HAVE A HIGH PROBABILITY OF LOSING THEIR ENTIRE INVESTMENT.

We are subject to all of the risks inherent in the establishment of a new business enterprise. We were established on December 27, 2007 for the purpose of further development of software, market and distribute software, on behalf of Digital Programa Inc. As a development stage company, the Company is a highly speculative venture involving significant financial risk. It is uncertain as to when the Company will become profitable, if ever. There is nothing at this time on which to base an assumption that our business operations will prove to be successful or that we will ever be able to operate profitably. We may not be able to successfully effectuate our business and investors may lose their entire investment.

6

SINCE OUR OFFICERS AND DIRECTOR HAVE NO PRIOR BUSINESS EXPERIENCE IN OUR PLANNED BUSINESS, WE FACE A HIGH RISK RESULT OF BUSINESS FAILURE WHICH MAY RESULT IN THE LOSS OF YOUR INVESTMENT

Our officers and director have no prior business experience in our industry and our planned business. Our ability to achieve and maintain profitability and positive cash flow is dependent upon a number of factors including the decisions made by our officers and director. As a result, we face a high risk of business failure which may result in the loss of your investment

WE EXPECT TO INCUR OPERATING LOSSES IN THE FUTURE BECAUSE WE HAVE NO REVENUE FROM OUR PLANNED BUSINESS MODEL. IF WE ARE UNABLE TO GENERATE REVENUES YOUR ENTIRE INVESTMENT COULD BE LOST.

We incurred losses of $322,008 for the period from December 27, 2007 (inception) to February 28, 2013. We expect to incur operating losses in future periods. These losses will occur because we do not yet have any revenues related to planned business model to offset the expenses associated with the marketing and sales of our planned products. We cannot guarantee that we will ever be successful in generating revenues in the future. We recognize that if we are unable to generate revenues, we will not be able to earn profits or continue operations.

BECAUSE IDRIVE IS A REGISTERED TRADE MARK OF ANOTHER COMPANY, WE MAY BE REQUIRED TO CHANGE OUR PRODUCT NAME OR FACE LEGAL LIABILITY. A CHANGE IN PRODUCT NAME COULD HAVE AN ADVERSE EFFECT ON OUR FUTURE RESULTS OF OPERATION.

As a reseller or distributor of rich media marketing solutions, we will attempt to establish a reputation for high-caliber reseller or distributor of rich media marketing services and we will attempt to establish brand names for the products we sell. If the Company is forced to change product names, clients may no longer recognize our brand. In addition, we could be subject to legal liability resulting in unplanned litigation costs and a loss of client relationships. Accordingly, no assurances can be given that we will retain clients in the foreseeable future. Litigation costs, changing product names and our inability to retain clients could have a future adverse effect on our results of operation.

AS A DISTRIBUTOR, WE WILL DEPEND ON OTHERS TO PROVIDE THE PRODUCTS WE INTEND TO DISTRIBUTE, WHICH MAY PLACE US AT A COMPETITIVE DISADVANTAGE AND REDUCE PROFITABILITY.

The Company has entered into an agreement with Digital Programa Inc. Pursuant to the agreement the Company has the exclusive right to sell and market the eDrive and iDrive software systems in the United States and Canada. Accordingly, the software products we intend to sell will be supplied by Digital Programa Inc. Because we will be dependent on our supplier, any shortages, production delays, or work stoppages by the employees of Digital Programa Inc. could have a material adverse effect on our ability to timely provide our products and secure sales. It is possible that notwithstanding the agreement between our supplier and our Company, such supplier may not be able to fulfill their obligations to us. Delays or technical problems with the product may cause our customers to cease reliance on the products we intend to provide. If we cannot obtain an adequate support of the product, this could potential result in a loss of sales and earnings.

The rich media marketing software market is intensely competitive, highly fragmented and subject to rapid change. We do not have the resources to compete with existing competitors or with any new competitors that may enter into our intended business. We will compete with many resellers of rich media marketing solutions that have significantly greater personnel, financial, managerial, and technical resources than we do. This competition from other companies with greater resources and reputations may result in our failure to maintain or expand our business, as we may never be able to develop clients for our services.

7

Factors that we believe could materially affect market acceptance of these products include:

•	the efficacy of the products as compared to competitive products;
•	the relative convenience and ease of administration as compared to competitive products;
•	the strength of marketing distribution support; and
•	the cost-effectiveness of the product.

SINCE OUR EXECUTIVE OFFICERS WORK OR CONSULT FOR OTHER COMPANIES, THEIR ACTIVITIES COULD SLOW DOWN OUR OPERATIONS.

Our executive officers, both of whom serves as our directors, are not required to work exclusively for us and do not devote all of their time to our operations. Therefore, it is possible that a conflict of interest with regard to their time may arise based on their employment for other companies. Their other activities may prevent them from devoting full-time to our operations that could slow our operations and may reduce our financial results because of the slow down in operations. It is expected that each of our directors will devote between 5 and 30 hours per week to our operations on an ongoing basis, and will devote whole days and even multiple days at a stretch when required. In the event that our executive officers cannot devote the time when required, their other business activities could slow down our planned operations and have a negative effect on our results of operations.

BECAUSE WE DO NOT HAVE AN AUDIT OR COMPENSATION COMMITTEE, SHAREHOLDERS WILL HAVE TO RELY ON OUR DIRECTORS, WHO ARE NOT INDEPENDENT, TO PERFORM THESE FUNCTIONS.

We do not have an audit or compensation committee comprised of independent directors. We do not have an audit or compensation committee. Our director performs these functions. Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation and audit issues that may affect management decisions.

BECAUSE WE MAY FACE DAMAGE TO OUR PROFESSIONAL REPUTATION OR LEGAL LIABILITY, IT IS UNLIKELY THAT WE WILL BE ABLE TO MAKE FUTURE SALES AND SERVICE ENGAGEMENTS. IF WE ARE UNABLE TO MAKE FUTURE SALE AND SERVICE ENGAGEMENTS, INVESTORS ARE LIKELY TO LOSE THEIR ENTIRE INVESTMENT.

As a reseller or distributor of rich media marketing solutions, we will depend to a large extent on referrals and new engagements from future clients, as we will attempt to establish a reputation for high-caliber reseller or distributor of rich media marketing services and integrity to attract and retain clients. As a result, if a client is not satisfied with our services or products, such lack of satisfaction may be more damaging to our business than it may be to other businesses. Moreover, if we fail to meet our obligations, we could be subject to legal liability or loss of client relationships. Our engagements will typically include provisions to limit our exposure to legal claims relating to our services, but these provisions may not protect us or may not be enforceable in all cases. Accordingly, no assurances can be given that we will retain clients in the foreseeable future.

BECAUSE WE ARE A "SHELL COMPANY", WHICH MAY HAVE ADVERSE EFFECTS ON FUTURE EFFORTS TO FORM CAPITAL

We are a "shell company" as that term is defined by the applicable federal securities laws. Specifically, because of the nature and amount of our assets and our very limited operations, pursuant to applicable federal rules, we are considered a "shell company". Applicable provisions of Rule 144 specify that during that time that we are a "shell company" and for a period of one year thereafter, holders of our restricted securities cannot sell those securities in reliance on Rule 144. This restriction may have potential adverse effects on future efforts to form capital which in turn may have an adverse effect on our results of operations.

8

Risks Relating to our Common Stock

WE MAY, IN THE FUTURE, ISSUE ADDITIONAL SHARES OF OUR COMMON STOCK THAT WOULD REDUCE INVESTORS’ PERCENT OF OWNERSHIP AND MAY DILUTE OUR SHARE VALUE. WE DO NOT NEED SHAREHOLDER APPROVAL TO ISSUE ADDITIONAL SHARES.

Our certificate of incorporation authorizes the issuance of 75,000,000 shares of common stock, 23,802,264 shares of which are issued and outstanding as of April 7, 2017. Accordingly, we can issue up to an additional 51,197,736. The future issuance of all or part of our remaining authorized common stock may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

Management’s Discussion and Analysis for the Period Ended February 28, 2017

This section of the Item 2.01 includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our predictions.

Bookedbyus Inc. is an early stage company, which was formed on December 27, 2007. We have commenced only limited operations, primarily focused on organizational matters. The Company has not yet implemented its business model.

Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. However, if the Company is unable to raise additional capital in the near future, due to the Company’s liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favorable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

As at February 28, 2017, the Company was not engaged in continued business but had made a modest profit from a consulting project in a prior period and had significant expenses from development stage activities. Although management is currently attempting to implement its business plan and is seeking additional sources of financing, there is no assurance the activity will be successful. Accordingly, the Company must rely on its president to perform essential functions without compensation until a business operation can be commenced. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of this uncertainty.

We incorporate by reference the Company’s financial statements filed with the SEC on April 7, 2017 on its Form 10-Q file number 000-55513.

Capital Resources and Liquidity

Our auditors have issued a “going concern” opinion, meaning that there is substantial doubt if we can continue as an on-going business unless we obtain additional capital. No substantial revenues from our planned business model are anticipated until we have raised sufficient monies to implement our business model. The Company will need to seek capital from other resources such as private placements in the Company’s common stock or debt financing, which may not even be available to the Company. However, if such financing were available, because we are a development stage company with no or limited operations to date, it would likely have to pay additional costs associated with such financing and in the case of high risk loans be subject to an above market interest rate. At such time these funds are required, management would evaluate the terms of such financing. If the company cannot raise additional proceeds via such financing, it would be required to cease business operations.

9

As of February 28, 2017, we had $1,603 in cash as compared to $980 as at August 31, 2016. As of the date of this Form 10-Q, the current funds available to the Company will not be sufficient to fund the expenses related to the implementation of our business and continue maintaining a reporting status. The Company’s President and director, Mr. Kersch has indicated that he may be willing to provide a maximum of $20,000, required to maintain the reporting status, in the form of a non-secured loan for the next twelve months as the expenses are incurred if no other proceeds are obtained by the Company. However, there is no contract or written agreement in place.

We do not anticipate researching any further products nor the purchase or sale of any significant equipment. We also do not expect any significant additions to the number of employees.

Results of Operations

At February 28, 2017, the Company was not engaged in continued business and has been primarily involved in start-up stage activities to date. There is minimal historical operational information about us on which to base an evaluation of our performance. We have been in existence since December 27, 2007, and entered into a licensing agreement with Digital Programa, Inc. on January 1, 2011. We are an early stage company with minimal operations. Due to a lack of funding, we have not implemented our business operations. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, and possible delays in our planned product development.

We had $nil in revenue for the three month period ended February 28, 2017 as compared to revenue for three month period ended February 29, 2016 of $nil.

Total operating expenses for the three month period ended February 28, 2017 were $8,137 as compared to total operating expenses for the three month period ended February 29, 2016 of $24,020 resulting in a net loss for the three month period ended February 28, 2017 of $8,137 as compared to a net loss of $24,020 for three month period ended February 29, 2016. The net loss for the three month period ended February 28, 2017 is a result of professional fees of $2,500, general and administrative expense of $3,237, management fees of $2,400 as compared to the net loss for the three month period ended February 29, 2016 of $24,020 is a result of professional fees of $9,500 comprised of legal and accounting fees, general and administrative expense of $2,520 management fees of $6,000 and rent expense of $6,000.

Total operating expenses for the six month period ended February 28, 2017 were $18,374 as compared to total operating expenses for the six month period ended February 29, 2016 of $38,343 resulting in a net loss for the six month period ended February 28, 2017 of $18,374 as compared to a net loss of $38,343 for six month period ended February 29, 2016. The net loss for the six month period ended February 28, 2017 is a result of professional fees of $4,990, general and administrative expense of $3,784, management fees of $9,600 as compared to the net loss for the six month period ended February 29, 2016 of $38,343 which was a result of professional fees of $9,500 comprised of legal and accounting fees, general and administrative expense of $4,843 management fees of $12,000 and rent expense of $12,000.

Off-balance sheet arrangements

The Company has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect or change on the company’s financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. The term “off-balance sheet arrangement” generally means any transaction, agreement or other contractual arrangement to which an entity unconsolidated with the company is a party, under which the company has (i) any obligation arising under a guarantee contract, derivative instrument or variable interest; or (ii) a retained or contingent interest in assets transferred to such entity or similar arrangement that serves as credit, liquidity or market risk support for such assets.

10

Management’s Discussion and Analysis for the Year Ended August 31, 2016

This section of Item 2.01 includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our predictions.

Capital Resources and Liquidity

We incorporate by reference the Company’s financial statements filed with the SEC on December 5, 2016, on its Form 10-K file number 000-55513.

Our auditors have issued a “going concern” opinion, meaning that there is substantial doubt if we can continue as an on-going business unless we obtain additional capital. No substantial revenues from our planned business model are anticipated until we have completed financing the Company.

We need to seek capital from resources such as private placements in the Company’s common stock or debt financing, which may not even be available to the Company. However, if such financing were available, because we are a development stage company with no or limited operations to date, it would likely have to pay additional costs associated with such financing and in the case of high risk loans be subject to an above market interest rate. At such time these funds are required, management would evaluate the terms of such financing. If the company cannot raise additional proceeds via such financing, it would be required to cease business operations.

As of August 31, 2016, we had $980 in cash as compared to $515 as at August 31, 2015. As of the date of this Form 10-K, the current funds available to the Company will not be sufficient to fund the expenses related to maintaining a reporting status. We are in the process of seeking additional equity financing in the form of private placements to fund our operations over the next 12 months.

Management believes that if subsequent private placements are successful, we will generate sales revenue within twelve months thereof. However, additional equity financing may not be available to us on acceptable terms or at all, and thus we could fail to satisfy our future cash requirements.

We do not anticipate researching any further products nor the purchase or sale of any significant equipment. We also do not expect any significant additions to the number of employees.

Results of Operations

At August 31, 2016, the Company was not engaged in continued business and has been primarily involved in development stage activities to date. There is minimal historical operational information about us on which to base an evaluation of our performance. We have been in existence since December 27, 2007, and entered into a licensing agreement with Digital Programma, Inc. on January 1, 2011. We are a development stage company with minimal operations and have generated $Nil in revenue for the year ended August 31, 2016. Due to a lack of funding, we have not implemented our Plan of Operations. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, and possible delays in our planned product development.

We had $Nil in revenue for the fiscal year ended August 31, 2016 as compared to revenue for the fiscal year ended August 31, 2015 of $Nil.

11

Total expenses in the fiscal year ended August 31, 2016 were $93,867 as compared to total expenses for the fiscal year ended August 31, 2015 of $68,494 resulting in a net loss for the fiscal year ended August 31, 2016 of $93,867 as compared to a net loss of $68,494 for the fiscal year ended August 31, 2015. The net loss for the fiscal year ended August 31, 2016 is a result of Professional fees of $12,961 comprised primarily of legal and accounting expense, General and administrative expense of $7,306, Management fees of $36,800, and Rent of $36,800 as compared to the net loss for the fiscal year ended August 31, 2015 of $68,494 which was a result of Professional fees of $14,500 comprised primarily of legal and accounting expense, General and administrative expense of $5,994, Management fees of $24,000 and Rent of $24,000.

Off-balance sheet arrangements

The Company has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect or change on the company’s financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. The term “off-balance sheet arrangement” generally means any transaction, agreement or other contractual arrangement to which an entity unconsolidated with the company is a party, under which the company has (i) any obligation arising under a guarantee contract, derivative instrument or variable interest; or (ii) a retained or contingent interest in assets transferred to such entity or similar arrangement that serves as credit, liquidity or market risk support for such assets.

Properties.

We do not own any real estate or other properties and have not entered into any long term lease or rental agreements for property.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth, as of the date of this prospectus, the total number of shares owned beneficially by our officers and directors, and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholder listed below has direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. The percent of class is based on 23,802,264 shares of common stock issued and outstanding as of February 28, 2017.

Title of Class	Name and Address Beneficial Owner [1]	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Bradley Kersch 1223 Fletcher Way, Port Coquitlam, BC V3C6B5	4,164,597	17.5%

Common Stock	Tami Kersch 1223 Fletcher Way, Port Coquitlam, BC V3C6B5	3,300,333	13.9%

Common Stock	Gabriele Jerousek 20184 Wharf Street, Maple Ridge BC V2X1A1	3,300,333	13.9%

Common Stock	Aerock Fox[2] 2390 Queens Avenue, West Vancouver, BC V7V2Y6	994,001	4.2%

Common Stock	Digital Pilot Inc.[3] 297 Kingsbury Grade, Stateline, NV 89449-4470	868,000	3.6%

Common Stock	Susan Fox [4] 619 S. Ridgeley Drive, Los Angeles, CA 90036	4,455,000	18.7%

12

Common Stock	CWB Inc. [5] 619 S. Ridgeley Drive, Los Angeles, CA 90036	1,820,000	7.6%

__________

[1]

The person named above may be deemed to be a “parent” and “promoter” of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of his direct and indirect stock holdings. Mr. Kersch and Mr. Fox are the only “promoters” of our company.

[2]

Beneficial ownership is determined in accordance with the Rule 13d-3(d)(1) of the Exchange Act, as amended and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group and includes shares that could be obtained by the named individual within the next 60 days. The amount of shares held by Aerock Fox does not include the amounts he beneficially owns as the sole shareholder of Digital Pilot.

[3]	Aerock Fox is the sole shareholder of Digital Pilot.
[4]

Beneficial ownership is determined in accordance with the Rule 13d-3(d)(1) of the Exchange Act, as amended and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group and includes shares that could be obtained by the named individual within the next 60 days. The amount of shares held by Susan Fox does not include the amounts she beneficially owns as the sole shareholder of CBW Inc.

[5]	Susan Fox is the sole shareholder of CWB Inc.

Directors, Executive Officers and Corporate Governance.

Identification of directors and executive officers

Our directors serve until a successor is elected and qualified. Our officers are elected by the Board of Directors to a term of one (1) year and serves until their successor(s) is duly elected and qualified, or until they are removed from office. The Board of Directors has no nominating or compensation committees. The company’s current Audit Committee consists of our officers and directors.

The name, address, age and position of our present officers and directors is set forth below:

Name	Age	Position(s)

Bradley Kersch[4]	51	President, Director
Aerock Fox[5]	70	Secretary, Director
Fred Person[1]	67	President, Treasurer, Chief Financial Officer and Chairman of the Board of Directors.
Susan Fox[2]	60	Secretary
David Batrick[3]	51	President, Secretary, Treasurer, Director

__________

1 The person named above held his office from October 22nd, 2009 until February 24, 2017.

2 The person named above has held her office from October 22nd, 2009 until February 24, 2017.

3 The person named above held his office from December 27, 2007 through October 22nd, 2009.

4 The person named above held this office from February 24, 2017 and is expected to hold his offices/positions at least until the next annual meeting of our stockholders.

5 The person named above held this office from February 24, 2017 and is expected to hold his offices/positions at least until the next annual meeting of our stockholders.

13

Bradley Kersch

Since June 2014 Bradley is the President and CEO of Solace Management Group Inc. From January 2010 until May 2014, he was the CEO of Blackrock Films and the Executive Producer of Blackrock Media. From May 1995 until January 2010 Bradley was the CEO and Executive Producer at Shoreline Studios Inc. He holds a Bachelor of Commerce degree from the University of British Columbia

Aerock Fox

Since 1981 Aerock has been the President of Fox Productions Inc. He grauduated from Bishop’s University with a Bachelor of Arts Degree in 1971 and graduated from University of British Columbia with a Masters of Counselling Psychology in1979.

Our directors and officers do not hold positions on the board of directors of any other U.S. reporting companies and have no affiliation with any company that has filed for bankruptcy within the last five years. The Company is not aware of any proceedings to which any of the Company’s officers or directors, or any associate of any such officer or director, is a party adverse to the Company or any of the Company’s subsidiaries or has a material interest adverse to it or any of its subsidiaries.

The Company believes that Mr. Kersch’s and Mr. Fox’s business experience and their entrepreneurial success make them well suited to serve as our officers and directors.

Significant Employees

The Company does not, at present, have any employees other than the current officers and directors. We have not entered into any employment agreements, as we currently do not have any employees other than the current officers and directors.

Family Relations

There are no family relationships among the Directors and Officers of Bookedbyus Inc.

Involvement in Legal Proceedings

No Executive Officer or Director of the Company has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding that is currently pending. No executive Officer or Director of the Company is the subject of any pending legal proceedings.

No Executive Officer or Director of the Company is involved in any bankruptcy petition by or against any business in which they are a general partner or executive officer at this time or within two years of any involvement as a general partner, executive officer, or Director of any business.

14

Item 11. Executive Compensation.

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers and director for all services rendered in all capacities to us for the period from inception through August 31, 2016.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Batrick	2007	0	0	0	0	0	0	0	0
	2008	0	0	0	0	0	0	0	0
	2009	0	0	0	0	0	0	0	0
Fred Person [2] President	2009	0	0	0	0	0	0	0	0
	2010	12,000	0	0	0	0	0	0	12,000
	2011	0	0	0	0	0	0	0	0
	2012	0	0	0	0	0	0	0	0
	2013	0	0	0	0	0	0	0	0
	2014	0	0	0	0	0	0	0	0
	2015	0	0	0	0	0	0	0	0
	2016	0	0	0	0	0	0	0	0
Susan Fox [3] Secretary	2008	8,000	0	0	0	0	0	0	8,000
	2009	12,000	0	0	0	0	0	0	12,000
	2010	0	0	0	0	0	0	0	0
	2011	0	0	0	0	0	0	0	0
	2012	0	0	0	0	0	0	0	0
	2013	0	0	0	0	0	0	0	0
	2014	0	0	0	0	0	0	0	0
	2015	0	0	0	0	0	0	0	0
	2016	0	0	0	0	0	0	0	0

During the stages of formation and development, the Company agreed to pay management fees to its executive officers. The Company arbitrarily determined $1,000 per month was reasonable. No written agreement exists. We did not agree to pay nor did we accrue any salaries in 2011, 2012, 2013, 2014 and 2015. We do not anticipate beginning to pay salaries until we have adequate funds to do so. There are no other stock option plans, retirement, pension, or profit sharing plans for the benefit of our officers and directors other than as described herein.

__________

2 As at August 31, 2015, the amounts due to related parties consist of $nil (2014 - $nil) payable to a director of the Company. On March 31, 2011, the Company settled the balance due in the amount of $14,475 by issuing 2,895,000 common shares of the Company valued at $0.005 per common share to this director of the Company (Note 6). This balance is non-interest bearing, unsecured and has no fixed terms of repayment.

3 As at August 31, 2014, the amounts due to related parties consist of $nil (2013 - $nil) payable to a former director of the Company. On March 31, 2011, the Company settled the balance due in the amount of $21,775 by issuing 4,355,000 common shares of the Company valued at $0.005 per common share to this former officer and director of the Company (Note 6). This balance is non-interest bearing, unsecured and has no fixed terms of repayment. As at August 31, 2014, the amounts due to related parties consist of $nil (2013 - $ nil) payable to a company with an officer in common. On March 31, 2011, the Company settled the balance due in the amount of $9,100 by issuing 1,820,000 common shares of the Company valued at $0.005 per common share to this company with an officer in common (Note 6). This balance is non-interest bearing, unsecured and has no fixed terms of repayment.

15

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of August 31, 2016.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Fred Person	-	-	-	-	-	-	-	-	-
Susan Fox	-	-	-	-	-	-	-	-	-

There were no grants of stock options since inception to the date of this Form 10 disclosure.

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

The Board of Directors of the Company has not adopted a stock option plan. The company has no plans to adopt it but may choose to do so in the future. If such a plan is adopted, this plan may be administered by the board or a committee appointed by the board (the “Committee”). The committee would have the power to modify, extend or renew outstanding options and to authorize the grant of new options in substitution therefore, provided that any such action may not impair any rights under any option previously granted. Bookedbyus may develop an incentive based stock option plan for its officers and directors and may reserve up to 10% of its outstanding shares of common stock for that purpose.

Stock Awards Plan

The company has not adopted a Stock Awards Plan, but may do so in the future. The terms of any such plan have not been determined.

Director Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our directors for all services rendered in all capacities to us for the period from inception (December 27, 2007) through August 31, 2016:

16

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Batrick	0	0	0	0	0	0	0
Fred Fred Person	0	0	0	0	0	0	0

Certain Relationships and Related Transactions, and Director Independence.

During the year ended August 31, 2016, the Company accrued management fees in the amount of $36,800 (2015 - $24,000) to a consultant Bradley Kersch who was under contract. The outstanding balance of management fees payable was $76,800 and $40,274 as of August 31, 2016 and 2015, respectively.

During the year ended August 31, 2016, the Company accrued rent expense in the amount of $36,800 (2015 - $24,000) to a company with an officer in common. The outstanding balance of rent payable was $76,800 and $40,000 as of August 31, 2016 and 2015, respectively.

As at August 31, 2016, related parties of the Company have provided a series of loans, totaling $57,373 (2015 - $36,900), for working capital purposes. These amounts are unsecured, interest-free and are due on demand.

Legal Proceedings.

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or stockholder is a party adverse to the Company or has a material interest adverse to the Company.

Market Information

There is no established public trading market for the Company’s common stock.

Recent Sales of Unregistered Securities

On February 24, 2017, the Company settled the accounts payable of $86,400 with Bradley Kersch for consulting services, per the Consulting Services Agreement, for 864,264 of Bookedbyus Inc.’s Common Shares at $0.10 per share.

On February 24, 2017, the Company settled an accounts payable of $76,800 to Digital Pilot Inc., with a director in common, for office rental in Los Angeles, per the California Commercial Lease Agreement, for 768,000 of Bookedbyus Inc.’s Common Shares at $0.10 per share.

These offers and sales were made pursuant to the exemption from registration afforded by Section 4(2) to the Securities Act of 1933, as amended (the “Securities Act”), on the basis that the securities were offered and sold in a non-public offering to a “sophisticated investor” who had access to registration-type information about the Company. No commission was paid in connection with the sale of the shares.

17

Indemnification of Directors and Officers.

We have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. Our director and officers are indemnified as provided by the Nevada Statutes. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. We will then be governed by the court’s decision.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

None

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.01 Changes In Control Of Registrant.

On February 24, 2017, Bookedbyus Inc. (the “Company”) settled two outstanding debts for a total of $163,200 at $0.10 per share for 1,632,264 common shares of the Company. Prior, to the settlement of debts, Mr. Person shares represented 53.2% of the Company’s total issued and outstanding shares.

On February 24, 2017, a change in control of Bookedbyus Inc. (the “Company”) occurred by virtue of the Company’s largest shareholder, Fred Person, selling 11,795,000 shares of the Company’s common stock to those listed below representing 49.6% of the Company’s total issued and outstanding shares of common stock. Such 11,795,000 shares sold represent all of the shares of the Company’s common stock owned by Mr. Person.

Kersch, Bradley	3,300,333	Port Coquitlam, B.C. Canada
Kersch, Tami	3,300,333	Port Coquitlam, B.C. Canada
Jerousek, Gabriele	3,300,333	Port Coquitlam, B.C. Canada
Fox, Aerock Fox	994,001	West Vancouver, B.C. Canada
Smith, Zach	200,000	Thousand Oaks, CA USA
Smith, Sheila	200,000	Thousand Oaks, CA
Keleny, Rod	180,000	Langley, BC Canada
Brainey, Serena	100,000	Venice, CA USA
Zomier, Ernie	200,000	Thousand Oaks, CA
Price, Michael	20,000	Surrey, B.C. Canada

Total Shares:	11,795,000

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Effective February 24, 2017 Fred Person resigned from his position as President and Director. Mr. Persons’ resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective February 24, 2017 the Board approved by unanimous written consent the appointment of Bradley Kersch and Aerock Fox as President and Director, Secretary and Director respectively for the Company.

18

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

We incorporate by reference the Company’s financial statements filed with the SEC on April 7, 2017 on its Form 10-Q file number 000-55513.

We incorporate by reference the Company’s financial statements filed with the SEC on December 5, 2016, on its Form 10-K file number 000-55513.

19

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bookedbyus Inc.

Dated: June 9, 2017	By:	/s/ Bradley Kersch
Bradley Kersch
President, Director

20